CONTINGENT CONSIDERATION ASSOCIATED WITH BUSINESS COMBINATIONS	12 Months Ended
Jan. 31, 2024
Business Combinations [Abstract]
CONTINGENT CONSIDERATION ASSOCIATED WITH BUSINESS COMBINATIONS	CONTINGENT CONSIDERATION ASSOCIATED WITH BUSINESS COMBINATIONS
The acquisition date fair values of contingent consideration obligations associated with business combinations are estimated based on probability adjusted present values of the consideration expected to be transferred using significant inputs that are not observable in the market. Key assumptions used in these estimates include probability assessments with respect to the likelihood of achieving the performance targets and discount rates consistent with the level of risk of achievement. At each reporting date, we revalue the contingent consideration obligations to their fair values and record increases and decreases in fair value within selling, general and administrative expenses in our consolidated statements of operations. Changes in the fair value of the contingent consideration obligations result from changes in discount periods and rates, and changes in probability assumptions with respect to the likelihood of achieving the performance targets.

For the year ended January 31, 2022, we recorded benefits of $0.2 million, within selling, general and administrative expenses for changes in the fair values of contingent consideration obligations associated with business combinations. All remaining contingent consideration obligations associated with business combinations were fully paid during the financial year ended January 31, 2022.

Payments of contingent consideration earned under these agreements were $2.7 million for the years ended January 31, 2022.